Exhibit 10.1

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and [ENTER OPTIONEE NAME] (“Optionee”), effective, as of [ENTER DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Optionee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to Optionee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Optionee has accepted the grant of the Option and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF OPTION

Section 1.1 – Grant of Option.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Optionee the right and option to purchase all or any part of [ENTER TOTAL NUMBER OF SHARES] shares of the Company’s common stock, par value $0.001 per share (“Stock”). The Option granted pursuant to this Agreement is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 1.2 – Exercise Price.

The exercise price of the Option for each share of Stock subject to the Option shall be equal to [ENTER PRICE PER SHARE] per share of Stock subject to the Option.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

ARTICLE II

VESTING AND EXERCISABILITY

Section 2.1 – Vesting and Exercisability.

Except as otherwise provided herein or in the Plan, the Option shall become one hundred percent (100%) vested on [ENTER DATE], if Optionee has continuously provided services to the Company, a Subsidiary or Affiliate or has been continuously employed by the Company, a Subsidiary or Affiliate until such date. Prior to becoming one hundred percent (100%) vested, the Option shall become exercisable in [ENTER NUMBER OF VESTING PERIODS] installments as follows and shall remain exercisable until the seventh anniversary of the date of grant (the “Option Term”), subject to the forfeiture provisions set forth in Section 2.6(a):

%	# of Shares	Date First Available For Exercise

[INSERT PERCENTAGE OF OPTIONS VESTING PER VESTING PERIOD, NUMBER OF OPTIONS VESTING PER VESTING PERIOD AND DATE EACH VESTING PERIOD ENDS]

Section 2.2 – Accelerated Vesting and Exercisability – Change in Control.

If during the Option Term a Change in Control occurs, the Option shall become one hundred percent (100%) vested and exercisable (regardless of the extent to which such Option was then vested) as of the date of such Change in Control, notwithstanding any other provisions of the Plan or this Agreement.

Section 2.3 – Accelerated Vesting and Exercisability – Retirement.

If Optionee’s employment or service terminates as a result of retirement during the Option Term either after reaching either

(a) 65 years of age or

(b) after reaching 55 years of age but before reaching 64 years of age and with at least ten (10) consecutive years of experience with the Company the portion of the Option that is exercisable as of the date of such retirement shall remain exercisable for twelve (12) months after Optionee’s date of retirement notwithstanding any other provisions of the Plan or this Agreement. All additional portions of the Option which are not exercisable as of the date of such retirement shall terminate upon the date of such retirement.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

Section 2.4 – Accelerated Vesting and Exercisability – Permanent Total Disability.

If Optionee’s employment or service terminates as a result of permanent total disability during the Option Term, the portion of the Option that is exercisable as of the date of such permanent total disability shall remain exercisable for the remaining term of the Option grant notwithstanding any other provisions of the Plan or this Agreement so long as Optionee executes non-disclosure and non-compete restrictive covenants drafted by the Company within a reasonable period following tender of same to Grantee. All additional portions of the Option which are not exercisable as of the date of such retirement shall vest in accordance with the dates specified in section 2.1 above so long as Optionee executes non-disclosure and non-compete restrictive covenants drafted by the Company within a reasonable period following tender of same to Grantee.

Section 2.5 – Accelerated Vesting and Exercisability – Death.

If Optionee’s employment or service terminates as a result of death during the Option Term, the portion of the Option that is exercisable as of the date of death shall remain exercisable for twenty-four (24) months after Optionee’s date of death notwithstanding any other provisions of the Plan or this Agreement. All additional portions of the Option which are not exercisable as of the Optionee’s death shall accelerate as of the Optionee’s date of death and remain exercisable for twenty-four (24) months after Optionee’s date of death notwithstanding any other provisions of the Plan or this Agreement.

Section 2.6 – Expiration of Option.

(a) Except as set forth herein in sections 2.2 through 2.5 above or in subsections (b) or (c) below, an Option may not be exercised unless the Optionee is then in the employ of, maintains an independent contractor relationship with, or is a director of, the Company or a Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option.

(b) If the Optionee’s employment or service is terminated for Cause, the Option (whether or not then vested) shall terminate on the date of the Optionee’s termination of employment or service.

(c) If the Optionee’s employment or service with the Company and its Subsidiaries or Affiliates terminates other than as described in Sections 2.2 through 2.5 or in subsections (b) above, the portions of the Option that are exercisable as of the date of such termination of employment or service shall remain exercisable until the earlier of (i) 90 days following the date of such termination of employment or service and (ii) expiration of the Option Term and shall thereafter terminate. All additional portions of the Option which are not exercisable as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

ARTICLE III

EXERCISE OF OPTION

Section 3.1 – Manner of Exercise.

(a) The Option, to the extent then vested and exercisable, shall be exercisable by delivery to the Company of a written notice stating the number of shares as to which the Option is exercised pursuant to this Agreement and a designation of the method of payment of the exercise price with respect to Stock to be purchased. An Option may not be exercised for less than 100 shares of Stock (or the number of remaining shares of Stock subject to the Option if less than 100).

(b) The exercise price of the Option, or portion thereof, with respect to Stock to be purchased, shall be paid in full at the time of exercise; payment may be made in cash or other instrument or in any other manner acceptable to the Committee. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit, in its sole discretion, such amount to be paid in Stock previously owned by the Optionee, or a portion of Stock that otherwise would be distributed to such Optionee upon exercise of the Option, or a combination of cash and such Stock.

ARTICLE IV

MISCELLANEOUS

Section 4.1 – Transferability of Option.

The Option is nontransferable except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Optionee only by such Optionee or his guardian or legal representative; provided, however, that the Committee may permit transfers upon the death of the Participant to designated beneficiaries, and the Committee may permit transfers for estate-planning purposes but not a transfer to a third party for value.

Section 4.2 – Taxes and Withholdings.

Not later than the date of exercise of the Option granted hereunder, Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to Optionee federal, state, and local taxes of any kind required by law to be withheld upon the exercise of such Option.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

Section 4.3 – Restrictive Covenants.

If the Optionee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Option which are not then exercisable shall be cancelled and shall terminate.

Section 4.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and the Optionee’s legal representative in respect of any questions arising under the Plan or this Agreement.

Section 4.5 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary, and Attention: Director of Compensation and to Optionee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 4.6 – Effect of Agreement.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

Section 4.7 – Conflicts and Interpretations.

In the event of any ambiguity in this Agreement, any term which is not defined in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern.

Section 4.8 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Optionee has hereunto set Optionee’s hand.

WINN-DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[OPTIONEE NAME]
[Title]

[Address]

Dated: [INSERT DATE]

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

TIME-BASED AWARDS

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and [INSERT GRANTEE NAME] (“Grantee”), effective as of [INSERT DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Grantee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the award of Restricted Stock Units (as defined below) provided for herein to Grantee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Grantee has accepted the grant of the Restricted Stock Units and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF RESTRICTED STOCK UNITS

Section 1.1 – Grant of Restricted Stock Units.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Grantee units evidencing a right to receive [INSERT TOTAL NUMBER RSUs] shares of the Company’s common stock, par value $0.001 per share (“Stock”) (the “Restricted Stock Units” or “Restricted Stock Unit Award”).

ARTICLE II

RESTRICTIONS AND VESTING PERIOD

Section 2.1 – Restrictions.

The Restricted Stock Units granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – TIME BASED AWARD

Section 2.2 – Vesting Period.

Subject to the forfeiture provisions set forth in Section 4.1, the Restricted Stock Units shall become vested and shares of Stock shall become deliverable in [INSERT NUMBER VESTING PERIODS] installments pursuant to the schedule below (the “Vesting Period”):

%	# of Shares	Date Restrictions Lapse

[INSERT PERCENTAGE RSUs VESTING PER VESTING PERIOD, NUMBER RSUs VESTING PER VESTING PERIOD AND DATE EACH VESTING PERIOD ENDS]

Section 2.3 – Accelerated Vesting – Change in Control.

If during the Vesting Period a Change in Control occurs, all Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of such Change in Control or promptly thereafter, in each case, in accordance with the terms of the Plan.

Section 2.4 – Accelerated Vesting – Retirement.

(a) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement after reaching 65 years of age, all unvested Restricted Stock Units that otherwise would have vested during the calendar year of the Grantee’s retirement shall become one hundred percent (100%) vested and paid out as of their original vesting date or promptly thereafter, in each case, in accordance with the terms of the Plan. All other unvested Restricted Stock Units shall terminate upon the date of such retirement.

(b) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement any time between reaching 55 and 64 years of age after Grantee has worked at least both ten (10) consecutive years with the Company and fifty percent (50%) of the applicable fiscal year, all unvested Restricted Stock Units that otherwise would have vested during the calendar year of the Grantee’s retirement shall become one hundred percent (100%) vested and paid out as of their original vesting date or promptly thereafter, in each case, in accordance with the terms of the Plan. All other unvested Restricted Stock Units shall terminate upon the date of such retirement.

Section 2.5 – Accelerated Vesting – Death.

If during the Vesting Period Grantee’s employment or service terminates as a result of death, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of death or promptly thereafter in accordance with the terms of the Plan.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – TIME BASED AWARD

Section 2.6 – Accelerated Vesting – Permanent Total Disability.

If during the Vesting Period Grantee’s employment or service terminates as a result of permanent total disability, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of permanent total disability, or promptly thereafter in accordance with the terms of the Plan, so long as Grantee executes non-disclosure and non-compete restrictive covenants drafted by the Company within a reasonable period following tender of same to Grantee.

ARTICLE III

NO STOCKHOLDER RIGHTS

Section 3.1 – No Stockholder Rights.

Grantee shall have no rights of a stockholder of the Company with respect to the Restricted Stock Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the date of issuance of a stock certificate for such shares. In the event of an adjustment to the Restricted Stock Unit Award pursuant to Section 5(e) of the Plan, then in such event, any and all new, substituted or additional securities to which Grantee is entitled by reason of the Restricted Stock Unit Award shall be immediately subject to the Restrictions and Vesting Period set forth in Sections 2.1 through 2.6 above with the same force and effect as the Restricted Stock Unit Award subject to such Restrictions immediately before such event.

ARTICLE IV

CESSATION OF EMPLOYMENT

Section 4.1 – Forfeiture.

If, at any time while the Restricted Stock Unit Award is outstanding, the Grantee’s service with the Company or any Subsidiary or Affiliate is terminated for any reason, then any unvested Restricted Stock Units pursuant to the Restricted Stock Unit Award shall be forfeited to the Company and neither the Grantee nor any of Grantee’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Stock Unit Award.

ARTICLE V

CERTIFICATES

Section 5.1 – Certificates.

Upon vesting and subject to Section 8(i) of the Plan, the Company will notify the Company’s transfer agent to establish an account for the shares of Stock represented by this Agreement, net of any shares of Stock withheld by the Company to satisfy the payment of mandatory taxes as described in Section 6.1 herein.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – TIME BASED AWARD

ARTICLE VI

TAXES

Section 6.1 – Taxes.

The Grantee shall be required to pay to the Company in cash all federal, state and local taxes required to be withheld in respect of settlement of Restricted Stock Units, provided, that Committee may allow the Grantee to satisfy payment of taxes due upon vesting of the Restricted Stock Units by having the Company distribute to the Grantee shares of Stock net of the number of whole shares of Stock the fair market value of which is equal to the minimum amount of federal, state and local taxes required to be withheld under applicable tax laws.

ARTICLE VII

RESTRICTIVE COVENANTS

Section 7.1 – Restrictive Covenants.

If the Grantee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Restricted Stock Unit Award which are not then vested shall be cancelled and forfeited.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 – Incorporation of Plan.

This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it. To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly.

Section 8.2 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary and Attention: Director of Compensation, and to Grantee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 8.3 – Successor.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – TIME BASED AWARD

Section 8.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and the Grantee’s legal representative in respect of any questions arising under the Plan or this Agreement.

Section 8.5 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Grantee has hereunto set Grantee’s hand.

WINN-DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[GRANTEE’S NAME]
[Title]

[Address]

Dated: [INSERT DATE]

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

PERFORMANCE-BASED AWARD

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and                                  (“Grantee”), effective as of [INSERT DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Grantee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the award of Restricted Stock Units (as defined below) provided for herein to Grantee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Grantee has accepted the grant of the Restricted Stock Units and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF RESTRICTED STOCK UNITS

Section 1.1 – Grant of Restricted Stock Units.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Grantee units evidencing a right to receive [INSERT TOTAL NUMBER OF RSUs] shares of the Company’s common stock, par value $0.001 per share (“Stock”) (the “Restricted Stock Units” or “Restricted Stock Unit Award”).

ARTICLE II

RESTRICTIONS AND VESTING PERIOD

Section 2.1 – Restrictions.

The Restricted Stock Units granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

Section 2.2 – Vesting Period and Performance Goals.

(a) Subject to the forfeiture provisions set forth in Section 4.1, the Restricted Stock Units shall become vested and shares of Stock shall become deliverable in [INSERT NUMBER VESTING PERIODS] installments pursuant to the schedule below upon achievement of the Performance Goal identified in subsection (b) below (the “Vesting Period”) as determined by and at the discretion of the Committee.

Anniversary of the Effective Date	Percentage Available	# of Restricted Stock Units

[INSERT DATE EACH VESTING PERIOD ENDS, PERCENTAGE RSUs VESTING PER VESTING PERIOD AND NUMBER RSUs VESTING PER VESTING PERIOD]

In a particular Measuring Period, the Restricted Stock Units to become vested and deliverable shall be equal to the percentage and number of shares reflected above plus any unvested Restricted Stock Units from any prior anniversary of the Effective Date. In no event, however, shall the Restricted Stock Units to become vested and deliverable exceed 100% of the Restricted Stock Unit Award.

(b) The Performance Goal applicable to the Restricted Stock Unit Award (the “Performance Goal”) is [INSERT PERFORMANCE GOAL(S) AND PERFORMANCE METRICS, INCLUDING THE FOLLOWING MEASURES ABSOLUTELY OR RELATIVE TO THE PERFORMANCE OF OTHER ENTITIES: SALES GROWTH, SALES PER SQUARE FOOT, EARNINGS (INCLUDING EARNINGS BEFORE TAXES, EARNINGS BEFORE INTEREST AND TAXES, OR EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION), OPERATING INCOME, PRE- OR AFTER-TAX INCOME, CASH FLOW (BEFORE OR AFTER DIVIDENDS), EARNINGS PER SHARE, RETURN ON EQUITY, RETURN ON CAPITAL (INCLUDING RETURN ON TOTAL CAPITAL OR RETURN ON INVESTED CAPITAL), CASH FLOW RETURN ON INVESTMENT, RETURN ON ASSETS, MARKET SHARE OR PENETRATION, BUSINESS EXPANSION, SHARE PRICE PERFORMANCE, TOTAL SHAREHOLDER RETURN, IMPROVEMENT IN OR ATTAINMENT OF EXPENSE LEVELS OR EXPENSE RATIOS, EMPLOYEE AND/OR CUSTOMER SATISFACTION, CUSTOMER RETENTION, AND ANY COMBINATION OF, OR A SPECIFIED INCREASE IN, ANY OF THE FOREGOING, WHICH PERFORMANCE GOALS MAY BE BASED UPON THE ATTAINMENT OF SPECIFIED LEVELS OF PERFORMANCE BY THE COMPANY, OR A BUSINESS UNIT, DIVISION, SUBSIDIARY, AFFILIATE, OR BUSINESS SEGMENT OF THE COMPANY].

(c) An example of the Performance Goal calculation is attached as Exhibit A.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

Section 2.3 – Accelerated Vesting – Change in Control.

If during the Vesting Period a Change in Control occurs, all Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of such Change in Control or promptly thereafter, in each case, in accordance with the terms of the Plan.

Section 2.4 – Accelerated Vesting – Retirement.

(a) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement after reaching 65 years of age, the Performance Goal for unvested Restricted Stock Units shall be measured as of the Effective Date of the Grant through the end of the fiscal year in which the retirement occurs. Assuming the Performance Goal is achieved during the period measured, the Restricted Stock Units, plus any previously unvested Restricted Stock Units from any prior anniversary of the Effective Date, scheduled to vest as of the end of the fiscal year in which Grantee retires shall vest and become deliverable at the same time Restricted Stock Units would vest and become deliverable for all other active Plan participants. All other unvested Restricted Stock Units are forfeited as of the date of Grantee’s retirement.

(b) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement any time between reaching 55 and 64 years of age after Grantee has worked at least both ten (10) consecutive years with the Company and fifty percent (50%) of the fiscal year in which he or she retires, the Performance Goal for unvested Restricted Stock Units shall be measured as of the Effective Date of the Grant through the end of the fiscal year in which the retirement occurs. Assuming the Performance Goal is achieved during the period measured, the Restricted Stock Units, plus any previously unvested Restricted Stock Units from any prior anniversary of the Effective Date, scheduled to vest as of the end of the fiscal year in which Grantee retires shall vest and become deliverable at the same time Restricted Stock Units would vest and become deliverable for all other active Plan participants. All other unvested Restricted Stock Units are forfeited as of the date of Grantee’s retirement.

Section 2.5 – Accelerated Vesting – Death.

If during the Vesting Period Grantee’s employment or service terminates as a result of death, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of death or promptly thereafter in accordance with the terms of the Plan.

Section 2.6 – Accelerated Vesting – Permanent Total Disability.

If during the Vesting Period Grantee’s employment or service terminates as a result of permanent total disability, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and deliverable as of the date Grantee executes non-disclosure and non-compete restrictive covenants drafted by the Company.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

ARTICLE III

NO STOCKHOLDER RIGHTS

Section 3.1 – No Stockholder Rights.

Grantee shall have no rights of a stockholder of the Company with respect to the Restricted Stock Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the date of issuance of a stock certificate for such shares. In the event of an adjustment to the Restricted Stock Unit Award pursuant to Section 5(e) of the Plan, then in such event, any and all new, substituted or additional securities to which Grantee is entitled by reason of the Restricted Stock Unit Award shall be immediately subject to the Restrictions and Vesting Period set forth in Sections 2.1 through 2.6 above with the same force and effect as the Restricted Stock Unit Award subject to such Restrictions immediately before such event.

ARTICLE IV

CESSATION OF EMPLOYMENT

Section 4.1 – Forfeiture.

(a). Except as set forth herein in sections 2.4 through 2.6 above, if, at any time while the Restricted Stock Unit Award is outstanding, the Grantee’s service with the Company or any Subsidiary or Affiliate is terminated for any reason, then any unvested Restricted Stock Units pursuant to the Restricted Stock Unit Award shall be forfeited to the Company and neither the Grantee nor any of Grantee’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Stock Unit Award.

(b) If the identified Performance Goal identified in Section 2.2 is not achieved within three (3) years of the Effective Date, 100% of the Restricted Stock Unit Award will be forfeited.

ARTICLE V

CERTIFICATES

Section 5.1 – Certificates.

Upon vesting and subject to Section 8(i) of the Plan, the Company will notify the Company’s transfer agent to establish an account for the shares of Stock represented by this Agreement, net of any shares of Stock withheld by the Company to satisfy the payment of mandatory taxes as described in Section 6.1 herein.

ARTICLE VI

TAXES

Section 6.1 – Taxes.

The Grantee shall be required to pay to the Company in cash all federal, state and local taxes required to be withheld in respect of settlement of Restricted Stock Units,

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

provided, that Committee may allow the Grantee to satisfy payment of taxes due upon vesting of the Restricted Stock Units by having the Company distribute to the Grantee shares of Stock net of the number of whole shares of Stock the fair market value of which is equal to the minimum amount of federal, state and local taxes required to be withheld under applicable tax laws.

ARTICLE VII

RESTRICTIVE COVENANTS

Section 7.1 – Restrictive Covenants.

If the Grantee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Restricted Stock Unit Award which are not then vested shall be cancelled and forfeited.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 – Incorporation of Plan.

This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it. To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly.

Section 8.2 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary and Attention: Director of Compensation, and to Grantee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 8.3 – Successor.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

Section 8.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and the Grantee’s legal representative in respect of any questions arising under the Plan or this Agreement.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

Section 8.5 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Grantee has hereunto set Grantee’s hand.

WINN-DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[GRANTEE’S NAME]
[Title]

[Address]

Dated: [INSERT DATE]

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – PERFORMANCE-BASED AWARD

Exhibit A

Performance Goal

[DESCRIBE METRICS OF

PERFORMANCE GOAL(S)]

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT

SENIOR EXECUTIVES

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and                                 (“Optionee”), effective, as of [ENTER DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Optionee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to Optionee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Optionee has accepted the grant of the Option and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF OPTION

Section 1.1 – Grant of Option.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Optionee the right and option to purchase all or any part of [ENTER TOTAL NUMBER OF SHARES] shares of the Company’s common stock, par value $0.001 per share (“Stock”). The Option granted pursuant to this Agreement is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 1.2 – Exercise Price.

The exercise price of the Option for each share of Stock subject to the Option shall be equal to [ENTER PRICE PER SHARE] per share of Stock subject to the Option.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

ARTICLE II

VESTING AND EXERCISABILITY

Section 2.1 – Vesting and Exercisability.

(a) Except as otherwise provided herein or in the Plan, upon achievement of the Performance Goal defined in this Agreement, as determined by and at the discretion of the Committee, the Option shall become one hundred percent (100%) vested and exercisable on June 30, 2014 if Optionee has continuously provided services to or been employed by the Company, a Subsidiary or Affiliate until such date. Upon such vesting, the Option shall remain exercisable until the seventh anniversary of the date of grant (the “Option Term”), subject to the forfeiture provisions set forth in Section 2.6(a). If, when measured for fiscal year ending, June 25, 2014, the Performance Goal defined in this Agreement is not achieved, the Option shall cancel.

(b) The Performance Goal applicable to the Option (the “Performance Goal”) is for the Company to achieve relative success as compared to the average performance of a Peer Group of Supermarkets in either or both of the following performance metrics as of the end of the Measuring Period: EBITDA Margin and Return on Invested Capital (“ROIC”). Each individual performance metric shall be weighted equally (i.e., fifty percent (50%)) to comprise the total Performance Goal.

1.	EBITDA Margin: [DESCRIBE EBITDA MARGIN AND CALCULATION THEREOF AND METHOD FOR CALCULATION IF ADJUSTED EBITDA UNAVAILABLE]

2.	Return on Invested Capital: [DESCRIBE ROIC CALCULATION]

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

3.	Peer Group of Supermarkets: Peer Group of Supermarkets include the following entities:

[INSERT PEER GROUP OF SUPERMARKETS]

4.	2014 EBITDA Margin Versus the Average Performance of the Peer Group of Supermarkets: Vesting of the Options based on the Company’s 2014 EBITDA Margin versus the average performance of the Peer Group of Supermarkets will be as follows:

WINN EBITDA Margin as a % of the Average Performance of the Peer Group of Supermarkets	% of Options Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

5.	2014 Return on Invested Capital Versus the Average Performance of the Peer Group of Supermarkets: Vesting of the Options based on the Company’s 2014 Return on Invested Capital versus the average performance of the Peer Group of Supermarkets will be as follows:

WINN ROIC as a % of the Average Performance of the Peer Group of Supermarkets	% of Options Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

6.	Measuring Period:

i.	For purposes of the Company, Measuring Period is defined as the Company’s completed fiscal year 2014.

ii.	For purposes of the Peer Group of Supermarkets, Measuring Period is defined as the most recently completed twelve (12) month period that aligns with the Company’s Measuring Period as reflected below:

Winn-Dixie Fiscal Year-End Dates with Estimated Quarter-End Dates for the Peer Group of Supermarkets

FY14
Winn-Dixie	06/25/14

[INSERT COMPARABLE FISCAL YEAR END OF PEER GROUP OF SUPERMARKETS]

7.	In the event information necessary to calculate the Performance Goal is not available for one of the Peer Group of Supermarkets (“Missing Company”), an index of the Missing Company’s performance (“Index”) for each performance metric will be calculated and used to represent performance for the Measuring Period for the Missing Company as detailed below. In the event there is more than one Missing Company, the Committee shall decide at such time how to revise this section 2.2(b).

i.	Index of the Missing Company’s Performance: The Index for each performance metric will be a percentage calculated by dividing the Missing Company’s actual performance in the most recently completed Measuring Period by the average performance for the same performance metric of all five Comparator Companies in the same Measuring Period. This Index for each performance metric will be multiplied by the average performance of the remaining Comparator Companies for each performance metric for each future Measuring Period and will represent the Missing Company’s performance for each such future performance metrics.

8.	At all times, consistent with the terms of the Plan, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals.

(c) An example of the Performance Goal calculation is attached as Exhibit A.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

Section 2.2 – Accelerated Vesting and Exercisability – Change in Control.

If during the Option Term a Change in Control occurs, the Option shall become vested and exercisable as of the date of such Change in Control on a pro rata basis based upon the number of full months the Optionee continuously provided services to or was continuously employed by the Company, a Subsidiary or Affiliate from the Effective Date through the date of the Change in Control divided by 60, notwithstanding any other provisions of the Plan or this Agreement. Any remaining portion of the Option shall terminate as of the date of the Change in Control unless the Committee determines to treat such portion of the Option in a different manner. Notwithstanding any other provision of this Agreement, the Plan or any employment or other agreement, Options that become vested and exercisable under the terms of this section of the Agreement shall not be eligible for any tax gross up or similar type payment.

Section 2.3 – Accelerated Vesting and Exercisability – Permanent Total Disability.

If Optionee’s employment or service terminates as a result of permanent total disability during the Option Term, upon achievement of the Performance Goal defined in this Agreement as determined by and at the discretion of the Committee, the Option shall become vested and exercisable on June 30, 2014 on a pro rata basis based upon the number of full months the Optionee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through Optionee’s date of permanent total disability. Notwithstanding any other provisions of the Plan or this Agreement, any portion of the Option that vests upon achievement of the Performance Goal in this Agreement as determined by and at the discretion of the Committee shall remain exercisable for twelve (12) months after June 30, 2014. Any remaining unvested portion of the Option shall terminate as of June 30, 2014.

Section 2.4 – Accelerated Vesting and Exercisability – Retirement.

If Optionee’s employment or service terminates as a result of retirement during the Option Term after reaching 65 years of age, upon achievement of the Performance Goal defined in this Agreement as determined by and at the discretion of the Committee, the Option shall become vested and exercisable on June 30, 2014 on a pro rata basis based upon the number of full months the Optionee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through Optionee’s date of retirement. Notwithstanding any other provisions of the Plan or this Agreement, any portion of the Option that vests upon achievement of the Performance Goal in this Agreement as determined by and at the discretion of the Committee shall remain exercisable for twelve (12) months after June 30, 2014. Any remaining unvested portion of the Option shall terminate as of June 30, 2014.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

Section 2.5 – Accelerated Vesting and Exercisability – Death.

If Optionee’s employment or service terminates as a result of death during the Option Term, the Option shall become vested and exercisable on a pro rata basis as of the date of death and remain exercisable for twelve (12) months after Optionee’s date of death based upon the number of full years the Optionee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through the date of death notwithstanding any other provisions of the Plan or this Agreement. Any remaining unvested portion of the Option shall terminate as of the Optionee’s date of death.

Section 2.6 – Expiration of Option.

(a) Except as set forth herein in sections 2.2 through 2.5 above or in subsections (b) or (c) below, an Option may not be exercised unless the Optionee is then in the employ of, maintains an independent contractor relationship with, or is a director of, the Company or a Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option.

(b) If the Optionee’s employment or service is terminated for Cause, the Option (whether or not then vested) shall terminate on the date of the Optionee’s termination of employment or service.

(c) If the Optionee’s employment or service with the Company and its Subsidiaries or Affiliates terminates other than as described in Sections 2.2 through 2.5 or in subsections (b) above, the portions of the Option that are exercisable as of the date of such termination of employment or service shall remain exercisable until the earlier of (i) 90 days following the date of such termination of employment or service and (ii) expiration of the Option Term and shall thereafter terminate. All additional portions of the Option which are not exercisable as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

ARTICLE III

EXERCISE OF OPTION

Section 3.1 – Manner of Exercise.

(a) The Option, to the extent then vested and exercisable, shall be exercisable by delivery to the Company of a written notice stating the number of shares as to which the Option is exercised pursuant to this Agreement and a designation of the method of payment of the exercise price with respect to Stock to be purchased. An Option may not be exercised for less than 100 shares of Stock (or the number of remaining shares of Stock subject to the Option if less than 100).

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

(b) The exercise price of the Option, or portion thereof, with respect to Stock to be purchased, shall be paid in full at the time of exercise; payment may be made in cash or other instrument or in any other manner acceptable to the Committee. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit, in its sole discretion, such amount to be paid in Stock previously owned by the Optionee, or a portion of Stock that otherwise would be distributed to such Optionee upon exercise of the Option, or a combination of cash and such Stock.

ARTICLE IV

MISCELLANEOUS

Section 4.1 – Transferability of Option.

The Option is nontransferable except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Optionee only by such Optionee or his guardian or legal representative; provided, however, that the Committee may permit transfers upon the death of the Participant to designated beneficiaries, and the Committee may permit transfers for estate-planning purposes but not a transfer to a third party for value.

Section 4.2 – Taxes and Withholdings.

Not later than the date of exercise of the Option granted hereunder, Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to Optionee federal, state, and local taxes of any kind required by law to be withheld upon the exercise of such Option.

Section 4.3 – Restrictive Covenants.

If the Optionee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Option which are not then exercisable shall be cancelled and shall terminate.

Section 4.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and the Optionee’s legal representative in respect of any questions arising under the Plan or this Agreement.

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

Section 4.5 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary, and Attention: Director of Compensation and to Optionee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 4.6 – Effect of Agreement.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

Section 4.7 – Conflicts and Interpretations.

In the event of any ambiguity in this Agreement, any term which is not defined in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern.

Section 4.8 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Optionee has hereunto set Optionee’s hand.

WINN-DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[OPTIONEE NAME]
[Title]

[Address]

Dated: [INSERT DATE]

WINN-DIXIE STORES, INC.

FORM OF NON-QUALIFIED OUTPERFORMANCE STOCK OPTION AWARD AGREEMENT – SENIOR EXECUTIVES

EXHIBIT A

•	Grant of [INSERT TOTAL NUMBER OPTIONS] options

•	Vesting of options as detailed below:

WINN EBITDA Margin as a % of the Average Performance of the Peer Group of Supermarkets	% of Options Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

WINN ROIC as a % of the Average Performance of the Peer Group of Supermarkets	% of Options Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

[INSERT EXAMPLE OF THE PERFORMANCE GOAL CALCULATION]

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

SENIOR EXECUTIVES

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and                                  (“Grantee”), effective as of [ENTER DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Grantee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the award of Restricted Stock Units (as defined below) provided for herein to Grantee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Grantee has accepted the grant of the Restricted Stock Units and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF RESTRICTED STOCK UNITS

Section 1.1 – Grant of Restricted Stock Units.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Grantee units evidencing a right to receive [ENTER TOTAL NUMBER OF RSUs] shares of the Company’s common stock, par value $0.001 per share (“Stock”) (the “Restricted Stock Units” or “Restricted Stock Unit Award”).

ARTICLE II

RESTRICTIONS AND VESTING PERIOD

Section 2.1 – Restrictions.

The Restricted Stock Units granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution.

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

Section 2.2 – Vesting Period and Performance Goals.

(a) Subject to the forfeiture provisions set forth in Section 4.1, upon achievement of the Performance Goal defined in this Agreement, as determined by and at the discretion of the Committee, the Restricted Stock Units shall become vested and shares of Stock shall become deliverable on June 30, 2014 if Grantee has continuously provided services to or been employed by the Company, a Subsidiary or Affiliate until such date (the “Vesting Period”). If, when measured for fiscal year ending, June 25, 2014, the Performance Goal defined in this Agreement is not achieved, the Restricted Stock Units Award shall be cancelled and forfeited.

(b) The Performance Goal applicable to the Restricted Stock Unit Award (the “Performance Goal”) is for the Company to achieve relative success as compared to the average performance of a Peer Group of Supermarkets in either or both of the following performance metrics as of the end of the Measuring Period: EBITDA Margin and Return on Invested Capital (“ROIC”). Each individual performance metric shall be weighted equally (i.e., fifty percent (50%)) to comprise the total Performance Goal.

1.	EBITDA Margin: [DESCRIBE EBITDA MARGIN AND CALCULATION THEREOF AND METHOD FOR CALCULATION IF ADJUSTED EDITDA IS UNAVAILABLE]

2.	Return on Invested Capital: [DESCRIBE ROIC CALCULATION]

3.	Peer Group of Supermarkets: Peer Group of Supermarkets include the following entities:

[INSERT PEER GROUP OF SUPERMARKETS]

4.	2014 EBITDA Margin Versus the Average Performance of the Peer Group of Supermarkets: Vesting of the Restricted Stock Unit Award based on the Company’s 2014 EBITDA Margin versus the average performance of the Peer Group of Supermarkets will be as follows:

WINN EBITDA Margin as a % of the Average Performance of the Peer Group of Supermarkets	% of Restricted Stock Unit Award Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

5.	2014 Return on Invested Capital Versus the Average Performance of the Peer Group of Supermarkets: Vesting of the Restricted Stock Unit Award based on the Company’s relative 2014 Return on Invested

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

Capital versus the average performance of the Peer Group of Supermarkets will be as follows:

WINN ROIC as a % of the Average Performance of the Peer Group of Supermarkets	% of Restricted Stock Unit Award Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

6.	Measuring Period:

i.	For purposes of the Company, Measuring Period is defined as the Company’s completed fiscal year 2014.

ii.	For purposes of the Peer Group of Supermarkets, Measuring Period is defined as the most recently completed twelve (12) month period that aligns with the Company’s Measuring Period as reflected below:

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

Winn-Dixie Fiscal Year-End Dates with Estimated Quarter-End Dates for the Peer Group of Supermarkets

FY14
Winn-Dixie	06/25/14

[INSERT COMPARABLE FISCAL YEAR END OF PEER GROUP OF SUPERMARKETS]

7.	In the event information necessary to calculate the Performance Goal is not available for one of the Peer Group of Supermarkets (“Missing Company”), an index of the Missing Company’s performance (“Index”) for each performance metric will be calculated and used to represent performance for the Measuring Period for the Missing Company as detailed below. In the event there is more than one Missing Company, the Committee shall decide at such time how to revise this section 2.2(b).

i.	Index of the Missing Company’s Performance: The Index for each performance metric will be a percentage calculated by dividing the Missing Company’s actual performance in the most recently completed Measuring Period by the average performance for the same performance metric of all five Comparator Companies in the same Measuring Period. This Index for each performance metric will be multiplied by the average performance of the remaining Comparator Companies for each performance metric for each future Measuring Period and will represent the Missing Company’s performance for each such future performance metrics.

8.	At all times, consistent with the terms of the Plan, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals.

(c) An example of the Performance Goal calculation is attached as Exhibit A.

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

Section 2.3 – Accelerated Vesting – Change in Control.

If during the Vesting Period a Change in Control occurs, the Restricted Stock Unit Award shall vest and become deliverable as of the date of such Change in Control or promptly thereafter, in each case, in accordance with the terms of the Plan on a pro rata basis based upon the number of full months the Grantee continuously provided services to or was continuously employed by the Company, a Subsidiary or Affiliate from the Effective Date through the date of the Change in Control divided by 60. Any remaining portion of the Restricted Stock Unit Award shall be cancelled and forfeited as of the date of the Change in Control unless the Committee determines to treat such portion of the Option in a different manner. Notwithstanding any other provision of this Agreement, the Plan or any employment or other agreement, Restricted Stock Units that vest and become deliverable under the terms of this section of the Agreement shall not be eligible for any tax gross up or similar type payment.

Section 2.4 – Accelerated Vesting – Permanent Total Disability.

If Grantee’s employment or service terminates as a result of permanent total disability during the Vesting Period, upon achievement of the Performance Goal defined in this Agreement as determined by and at the discretion of the Committee, the Restricted Stock Unit Award shall vest and become deliverable on June 30, 2014 on a pro rata basis based upon the number of full months the Grantee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through Grantee’s date of permanent total disability. Any remaining unvested portion of the Restricted Stock Unit Award shall be cancelled and forfeited as of June 30, 2014.

Section 2.5 – Accelerated Vesting – Retirement.

If Grantee’s employment or service terminates as a result of retirement during the Vesting Period after reaching either 65 years of age, upon achievement of the Performance Goal defined in this Agreement as determined by and at the discretion of the Committee, the Restricted Stock Unit Award shall vest and become deliverable on June 30, 2014 on a pro rata basis based upon the number of full months the Grantee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through Grantee’s date of retirement. Any remaining unvested portion of the Restricted Stock Unit Award shall be cancelled and forfeited as of June 30, 2014.

Section 2.6 – Accelerated Vesting – Death.

If Grantee’s employment or service terminates as a result of death during the Vesting Period, the Restricted Stock Unit Award shall vest and become deliverable as of Grantee’s date of death or promptly thereafter in accordance with the terms of the Plan on a pro rata basis based upon the number of full years the Grantee continuously provided services to or was employed by the Company, a Subsidiary or Affiliate from the Effective Date through the Grantee’s date of death. Any remaining unvested portion of the Restricted Stock Unit Award shall be cancelled and forfeited as of the Grantee’s date of death.

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

ARTICLE III

NO STOCKHOLDER RIGHTS

Section 3.1 – No Stockholder Rights.

Grantee shall have no rights of a stockholder of the Company with respect to the Restricted Stock Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the date of issuance of a stock certificate for such shares. In the event of an adjustment to the Restricted Stock Unit Award pursuant to Section 5(e) of the Plan, then in such event, any and all new, substituted or additional securities to which Grantee is entitled by reason of the Restricted Stock Unit Award shall be immediately subject to the Restrictions and Vesting Period set forth in Sections 2.1 through 2.6 above with the same force and effect as the Restricted Stock Unit Award subject to such Restrictions immediately before such event.

ARTICLE IV

CESSATION OF EMPLOYMENT

Section 4.1 – Forfeiture.

(a). Except as set forth herein in sections 2.4 through 2.6 above, if, at any time while the Restricted Stock Unit Award is outstanding, the Grantee’s service with the Company or any Subsidiary or Affiliate is terminated for any reason, then any unvested Restricted Stock Units pursuant to the Restricted Stock Unit Award shall be forfeited to the Company and neither the Grantee nor any of Grantee’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Stock Unit Award.

(b) If the identified Performance Goal identified in Section 2.2 is not achieved by June 30, 2014, 100% of the Restricted Stock Unit Award will be forfeited.

ARTICLE V

CERTIFICATES

Section 5.1 – Certificates.

Upon vesting and subject to Section 8(i) of the Plan, the Company will notify the Company’s transfer agent to establish an account for the shares of Stock represented by this Agreement, net of any shares of Stock withheld by the Company to satisfy the payment of mandatory taxes as described in Section 6.1 herein.

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

ARTICLE VI

TAXES

Section 6.1 – Taxes.

The Grantee shall be required to pay to the Company in cash all federal, state and local taxes required to be withheld in respect of settlement of Restricted Stock Units, provided, that Committee may allow the Grantee to satisfy payment of taxes due upon vesting of the Restricted Stock Units by having the Company distribute to the Grantee shares of Stock net of the number of whole shares of Stock the fair market value of which is equal to the minimum amount of federal, state and local taxes required to be withheld under applicable tax laws.

ARTICLE VII

RESTRICTIVE COVENANTS

Section 7.1 – Restrictive Covenants.

If the Grantee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Restricted Stock Unit Award which are not then vested shall be cancelled and forfeited.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 – Incorporation of Plan.

This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it. To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly.

Section 8.2 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary and Attention: Director of Compensation, and to Grantee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 8.3 – Successor.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

Section 8.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and the Grantee’s legal representative in respect of any questions arising under the Plan or this Agreement.

Section 8.5 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Grantee has hereunto set Grantee’s hand.

WINN-DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[GRANTEE’S NAME]
[Title]

[Address]

Dated: [INSERT DATE]

WINN-DIXIE STORES, INC.

FORM OF OUTPERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT – SENIOR EXECUTIVES

EXHIBIT A

•	Grant of a Restricted Stock Units Award of [INSERT TOTAL NUMBER OF RSUs] Restricted Stock Units

•	Vesting of Restricted Stock Unit Award as detailed below:

WINN EBITDA Margin as a % of the Average Performance of the Peer Group of Supermarkets	% of Restricted Stock Unit Award Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

WINN ROIC as a % of the Average Performance of the Peer Group of Supermarkets	% of Restricted Stock Unit Award Vested
<—%	0.0%
—%	—%
—%	—%
—%	—%
100%	50.0%

[INSERT EXAMPLE OF THE PERFORMANCE GOAL CALCULATION]

FORM OF

WINN-DIXIE STORES, INC.

FISCAL 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

DIRECTORS

THIS AGREEMENT is made by and between WINN-DIXIE STORES, INC., a Florida corporation (the “Company”), and [INSERT GRANTEE NAME] (“Grantee”), effective as of [INSERT DATE] (the “Effective Date”).

RECITALS

A. The Company has adopted and approved the Winn-Dixie Stores, Inc. Fiscal 2010 Equity Incentive Plan (the “Plan”), a copy of which is available upon request to the Compensation Department; and

B. The Committee appointed to administer the Plan has determined that Grantee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the award of Restricted Stock Units (as defined below) provided for herein to Grantee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Grantee has accepted the grant of the Restricted Stock Units and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:

ARTICLE I

GRANT OF RESTRICTED STOCK UNITS

Section 1.1 – Grant of Restricted Stock Units.

Subject to the provisions of this Agreement and the provisions of the Plan, on the Effective Date the Company granted to Grantee units evidencing a right to receive [INSERT TOTAL NUMBER RSUs] shares of the Company’s common stock, par value $0.001 per share (“Stock”) (the “Restricted Stock Units” or “Restricted Stock Unit Award”).

ARTICLE II

RESTRICTIONS AND VESTING PERIOD

Section 2.1 – Restrictions.

The Restricted Stock Units granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – DIRECTORS

Section 2.2 – Vesting Period.

Subject to the forfeiture provisions set forth in Section 4.1, the Restricted Stock Units shall become vested and shares of Stock shall become deliverable pursuant to the schedule below (the “Vesting Period”):

%	# of Shares	Date Restrictions Lapse
100%	[INSERT NUMBER OF RSUs]	[INSERT DATE]

Section 2.3 – Accelerated Vesting – Change in Control.

If during the Vesting Period a Change in Control occurs, all Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of such Change in Control or promptly thereafter, in each case, in accordance with the terms of the Plan.

Section 2.4 – Accelerated Vesting – Retirement.

(a) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement after reaching 65 years of age, all unvested Restricted Stock Units that otherwise would have vested during the calendar year of the Grantee’s retirement shall become one hundred percent (100%) vested and paid out as of their original vesting date or promptly thereafter, in each case, in accordance with the terms of the Plan. All other unvested Restricted Stock Units shall terminate upon the date of such retirement.

(b) If during the Vesting Period Grantee’s employment or service terminates as a result of retirement any time between reaching 55 and 64 years of age after Grantee has worked at least both ten (10) consecutive years with the Company and fifty percent (50%) of the applicable fiscal year, all unvested Restricted Stock Units that otherwise would have vested during the calendar year of the Grantee’s retirement shall become one hundred percent (100%) vested and paid out as of their original vesting date or promptly thereafter, in each case, in accordance with the terms of the Plan. All other unvested Restricted Stock Units shall terminate upon the date of such retirement.

Section 2.5 – Accelerated Vesting –Death.

If during the Vesting Period Grantee’s employment or service terminates as a result of death, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of death or promptly thereafter in accordance with the terms of the Plan.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – DIRECTORS

Section 2.6 – Accelerated Vesting – Permanent Total Disability.

If during the Vesting Period Grantee’s employment or service terminates as a result of permanent total disability, all unvested Restricted Stock Units shall become one hundred percent (100%) vested and paid out as of the date of permanent total disability, or promptly thereafter in accordance with the terms of the Plan, so long as Grantee executes non-disclosure and non-compete restrictive covenants drafted by the Company within a reasonable period following tender of same to Grantee.

ARTICLE III

NO STOCKHOLDER RIGHTS

Section 3.1 – No Stockholder Rights.

Grantee shall have no rights of a stockholder of the Company with respect to the Restricted Stock Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the date of issuance of a stock certificate for such shares. In the event of an adjustment to the Restricted Stock Unit Award pursuant to Section 5(e) of the Plan, then in such event, any and all new, substituted or additional securities to which Grantee is entitled by reason of the Restricted Stock Unit Award shall be immediately subject to the Restrictions and Vesting Period set forth in Sections 2.1 through 2.6 above with the same force and effect as the Restricted Stock Unit Award subject to such Restrictions immediately before such event.

ARTICLE IV

CESSATION OF EMPLOYMENT

Section 4.1 – Forfeiture.

If, at any time while the Restricted Stock Unit Award is outstanding, the Grantee’s service with the Company or any Subsidiary or Affiliate is terminated for any reason, then any unvested Restricted Stock Units pursuant to the Restricted Stock Unit Award shall be forfeited to the Company and neither the Grantee nor any of Grantee’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Stock Unit Award.

ARTICLE V

CERTIFICATES

Section 5.1 – Certificates.

Upon vesting and subject to Section 8(i) of the Plan, the Company will notify the Company’s transfer agent to establish an account for the shares of Stock represented by this Agreement, net of any shares of Stock withheld by the Company to satisfy the payment of mandatory taxes as described in Section 6.1 herein.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – DIRECTORS

ARTICLE VI

TAXES

Section 6.1 – Taxes.

The Grantee shall be required to pay to the Company in cash all federal, state and local taxes required to be withheld in respect of settlement of Restricted Stock Units, provided, that Committee may allow the Grantee to satisfy payment of taxes due upon vesting of the Restricted Stock Units by having the Company distribute to the Grantee shares of Stock net of the number of whole shares of Stock the fair market value of which is equal to the minimum amount of federal, state and local taxes required to be withheld under applicable tax laws.

ARTICLE VII

RESTRICTIVE COVENANTS

Section 7.1 – Restrictive Covenants.

If the Grantee engages in any conduct in breach of any noncompetition, nonsolicitation or confidentiality obligations to the Company under any agreement, policy or plan, then such conduct shall also be deemed to be a breach of the terms of the Plan and this Agreement. Upon such breach, all portions of the Restricted Stock Unit Award which are not then vested shall be cancelled and forfeited.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 – Incorporation of Plan.

This Agreement is made under the provisions of the Plan (which is incorporated herein by reference) and shall be interpreted in a manner consistent with it. To the extent that this Agreement is silent with respect to, or in any way inconsistent with, the terms of the Plan, the provisions of the Plan shall govern and this Agreement shall be deemed to be modified accordingly.

Section 8.2 – Notices.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at 5050 Edgewood Court, Jacksonville, Florida 32254-3699, Attention: Corporate Secretary and Attention: Director of Compensation, and to Grantee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

Section 8.3 – Successor.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

WINN-DIXIE STORES, INC.

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT – DIRECTORS

Section 8.4 – Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and the Grantee’s legal representative in respect of any questions arising under the Plan or this Agreement.

Section 8.5 – Amendment.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Grantee has hereunto set Grantee’s hand.

WINN–DIXIE STORES, INC.

BY:

Dated: [INSERT DATE]

[GRANTEE’S NAME]
[TITLE]

[Address]

Dated: [INSERT DATE]